UNITED STATES BANKRUPTCY COURT
             EASTERN DISTRICT OF WISCONSIN
____________________________________________________________________

In the Matters of

     GANDER MOUNTAIN, INC.,                  Case No. 96-26478-RAE
     a Wisconsin corporation,                      Chapter 11

     GRS, Inc.,                              Case No. 96-26479-RAE
     a Wisconsin corporation,                       Chapter 11

     GMO, Inc.,                              Case No. 96-26480-RAE
     a Wisconsin corporation,                      Chapter 11
                                             (Jointly Administered)
               Debtors in Possession.
_____________________________________________________________________

            MODIFICATION TO SECOND AMENDED
JOINT PLAN OF REORGANIZATION OF GANDER MOUNTAIN, INC.,
    GRS, INC., GMO, INC., THE OFFICIAL COMMITTEE OF
                  UNSECURED CREDITORS
 OF GANDER MOUNTAIN, INC., AND HOLIDAY STATIONSTORES,
                         INC.
_______________________________________________________

     Gander Mountain, Inc., GMO, Inc., GRS, Inc., The

Official Committee of Unsecured Creditors of Gander

Mountain, Inc., and Holiday Stationstores, Inc.,  by

their respective attorneys, submit the following

modification to the Second Amended Joint Plan of

Reorganization of Gander Mountain, Inc., GRS, Inc.,

GMO, Inc., The Official Committee of Unsecured

Creditors of Gander Mountain, Inc., and Holiday

Stationstores, Inc. (the "Plan") pursuant to 11 U.S.C.

51127(a) and Rule 3019 of the Federal Rules of

Bankruptcy Procedures.  Terms not otherwise defined

herein shall have the meanings assigned to such terms

in the Plan.

     Section 1.50 of the Plan shall be deleted in its

entirety, and the following shall be inserted in its

place:

          "Section 1.50  "Effective Date" shall mean

     the date designated in writing by the Proponents

     subsequent to, but no more than fifteen Business

     Days after, the date that all conditions precedent

     to the effectiveness of the Plan, as provided in

     Article VIII, have been satisfied.  The Proponents

     shall file with the Court the written designation

     of the Effective Date."

     The Proponents believe that the foregoing

modification does not adversely affect the treatment

under the Plan of the Claim of any Creditor or the

Interest of any equity security holder who have not

accepted in writing such modification.

     Dated this 23rd day of January, 1997.


                             GODFREY & KAHN, S.C.
                             Attorneys for GANDER MOUNTAIN, INC.


                             By:
                             Howard A. Schoenfeld
                             780 North Water Street
                             Milwaukee, WI 53202-3590
                             (414) 273-3500

                             QUARLES & BRADY
                             Attorneys for GRS, INC.


                             By:
                             Andrew M. Barnes
                             411 East Wisconsin Avenue
                             Milwaukee, WI 53202
                             (414) 277-5000


                              MCNALLY, MALONEY & PETERSON, S.C.
                              Attorneys for GMO, INC.


                               By:
                               Michael R. Stein, Esq.
                               2600 North Mayfair Road, Suite 1080
                               Milwaukee, WI 53226
                               (414) 257-3399



                                FAEGRE & BENSON
                                Attorneys for HOLIDAY STATIONSTORES, INC.


                                 By:
                                 Dennis M. Ryan, Esq.
                                 2200 Norwest Center
                                 90 South Seventh Street
                                 Minneapolis, MN 55402-3901
                                 (612) 336-3000



                                  HOLLEB & COFF,
                                  Attorney for Official Committee


                                   By:
                                   Bruce Dopke, Esq.
                                   55 East Monroe Street, Suite 4100
                                   Chicago, IL 60603-5896
                                   (312) 807-4600